Exhibit 10.3

EXECUTION VERSION

JUNIOR INTERCREDITOR AGREEMENT

dated as of

December 10, 2009,

among

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Series A Collateral Agent,

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Series B Collateral Agent,

CIT GROUP FUNDING COMPANY OF DELAWARE LLC,

as CIT Leasing Secured Party,

and

CIT GROUP INC. AND CERTAIN OF ITS SUBSIDIARIES,

as Obligors

THIS IS THE JUNIOR INTERCREDITOR AGREEMENT REFERRED TO IN (A) THE SERIES A COLLATERAL AGREEMENT, DATED AS OF DECEMBER 10, 2009, AMONG CIT GROUP INC., CERTAIN OF ITS SUBSIDIARIES PARTY THERETO AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS SERIES A PARENT COLLATERAL AGENT AND SERIES A SUBSIDIARY COLLATERAL AGENT, (B) THE SERIES B COLLATERAL AGREEMENT, DATED AS OF DECEMBER 10, 2009, AMONG CIT GROUP INC., CERTAIN OF ITS SUBSIDIARIES PARTY THERETO AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS SERIES B PARENT COLLATERAL AGENT AND SERIES B SUBSIDIARY COLLATERAL AGENT, (C) THE CIT LEASING COLLATERAL AGREEMENT, DATED AS OF DECEMBER 10, 2009 BETWEEN C.I.T. LEASING CORPORATION AND CIT GROUP FUNDING COMPANY OF DELAWARE LLC, AND (D) THE OTHER SECURITY DOCUMENTS REFERRED TO IN THE SECOND LIEN DOCUMENTS REFERRED TO HEREIN.

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7.12.	Specific Performance	26
7.13.	Headings	26
7.14.	Counterparts	26
7.15.	Authorization	26
7.16.	Beneficiaries	26
7.17.	Provisions Solely to Define Relative Rights	27
7.18.	Senior Intercreditor Agreement	27
7.19.	Pari Passu Obligations	27

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JUNIOR INTERCREDITOR AGREEMENT

     This JUNIOR INTERCREDITOR AGREEMENT (“Agreement”), is dated as of December 10, 2009, and entered into by and among DEUTSCHE BANK TRUST COMPANY AMERICAS, as collateral agent on behalf of the Equal and Ratable Claimholders and the Series A Claimholders (each as defined below) (together with its successors and assigns in such capacity, the “Series A Parent Collateral Agent”), and as collateral agent on behalf of the Series A Claimholders, (together with its successor and assigns in such capacity, the “Series A Subsidiary Collateral Agent” and, together with the Series A Parent Collateral Agent, the “Series A Collateral Agent”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as collateral agent on behalf of the Equal and Ratable Claimholders and the Series B Claimholders (each as defined below) (together with its successors and assigns in such capacity, the “Series B Parent Collateral Agent”), and as collateral agent on behalf of the Series B Claimholders (together with its successors and assigns in such capacity, the “Series B Subsidiary Collateral Agent” and, together with the Series B Parent Collateral Agreement, the “Series B Collateral Agent”), CIT GROUP FUNDING COMPANY OF DELAWARE LLC, solely in its capacity as secured party under the CIT Leasing Collateral Agreement and not in its capacity as an Issuer or any other capacity (together with its successors and assigns in such capacity as secured party, the “CIT Leasing Secured Party”; it being understood, that references to Obligors or Affiliates of any Obligor shall not be deemed to reference the CIT Leasing Secured Party acting in such capacity), and acknowledged and agreed to by the Obligors (as defined below). Capitalized terms used in this Agreement have the meanings assigned to them in Section 1 below.

RECITALS

     WHEREAS, CIT Group Inc., a Delaware corporation (“CIT”) and certain of its Subsidiaries and Deutsche Bank Trust Company Americas, as trustee, have entered into an indenture dated as of December 10, 2009 (as amended, amended and restated, supplemented, modified, replaced or refinanced from time to time, the “Series A Indenture”), pursuant to which CIT has issued its 7.0% Series A Second-Priority Secured Notes due 2013 (the “2013 Series A Notes”), 7.0% Series A Second-Priority Secured Notes due 2014 (the “2014 Series A Notes”), 7.0% Series A Second-Priority Secured Notes due 2015 (the “2015 Series A Notes”), 7.0% Series A Second-Priority Secured Notes due 2016 (the “2016 Series A Notes”), and 7.0% Series A Second- Priority Secured Notes due 2017 (the “2017 Series A Notes”, and together with the 2013 Series A Notes, the 2014 Series A Notes, the 2015 Series A Notes, and the 2016 Series A Notes, the “Series A Notes”);

     WHEREAS, CIT Group Funding Company of Delaware LLC, a Delaware limited liability company (“Delaware Funding”), CIT and certain other Subsidiaries of CIT and Deutsche Bank Trust Company Americas, as trustee, have entered into an indenture dated as of December 10, 2009 (as amended, amended and restated, supplemented, modified, replaced or refinanced from time to time, the “Series B Indenture”), pursuant to which Delaware Funding has issued its 10.25% Series B Second-

Priority Secured Notes due 2013 (the “2013 Series B Notes”), 10.25% Series B Second-Priority Secured Notes due 2014 (the “2014 Series B Notes”), 10.25% Series B Second-Priority Secured Notes due 2015 (the “2015 Series B Notes”), 10.25% Series B Second-Priority Secured Notes due 2016 (the “2016 Series B Notes”), and 10.25% Series B Second-Priority Secured Notes due 2017 (the “2017 Series B Notes”, and together with the 2013 Series B Notes, the 2014 Series B Notes, the 2015 Series B Notes, and the 2016 Series B Notes, the “Series B Notes”; and the Series A Notes and Series B Notes collectively referred to herein as the “New Notes”);

     WHEREAS, C.I.T. Leasing Corporation (“CIT Leasing”) has previously entered into Support Agreements dated as of July 5, 2005 and November 1, 2006 in favor of Delaware Funding (collectively, as amended on the date hereof and as amended, amended and restated, supplemented, modified, replaced or refinanced from time to time, the “Support Agreements”);

     WHEREAS, (i) pursuant to the Series A Indenture certain of the direct and indirect wholly owned domestic Subsidiaries of CIT (such current and future Subsidiaries of CIT providing a guaranty thereof, each a “Subsidiary Guarantor”) will from time to time guaranty the Series A Obligations (the “Series A Guaranty”) and (ii) pursuant to the Series B Indenture CIT and certain of the Subsidiary Guarantors will from time to time guaranty the Series B Obligations (the “Series B Guaranty”);

     WHEREAS, the obligations of CIT under the Series A Indenture, and the obligations of the Subsidiary Guarantors under the Series A Guaranty, will be secured on a second priority basis by liens on substantially all the assets of CIT and the Subsidiary Guarantors and the Foreign Grantor Collateral, pursuant to the terms of the Second Lien Collateral Documents;

     WHEREAS, the obligations of Delaware Funding under the Series B Indenture, and the obligations of CIT and the Subsidiary Guarantors under the Series B Guaranty, will be secured on a second priority basis by liens on substantially all the assets of CIT and such Subsidiary Guarantors and the Foreign Grantor Collateral, pursuant to the terms of the applicable Second Lien Collateral Documents;

     WHEREAS, the obligations of CIT Leasing under the Support Agreements will be secured on a second priority basis by liens on substantially all the assets of CIT Leasing pursuant to the terms of the CIT Leasing Collateral Agreement; and

     WHEREAS, the Second Lien Documents provide, among other things, that the parties thereto shall set forth in this Agreement their respective rights and remedies with respect to the Collateral.

AGREEMENT

     In consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     SECTION 1. Definitions.

     1.1. Defined Terms. As used in the Agreement, the following terms shall have the following meanings:

     “Additional Second Lien Debt” has the meaning assigned in Section 5.3(b).

     “Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise. Notwithstanding anything to the contrary herein, in no event shall any Second Lien Claimholder (other than the CIT Leasing Secured Party) or any Person acquired or formed in connection with a workout, restructuring or foreclosure in the Ordinary Course of Business (as defined in the Series A Indenture or the Series B Indenture) which is in an industry other than the business of any Obligor be considered an “Affiliate” of any Obligor.

     “Agreement” means this Junior Intercreditor Agreement, as amended, restated, renewed, extended, supplemented or otherwise modified from time to time.

     “Approved Restructuring Plan” means the restructuring transactions contemplated in that certain document entitled “CIT Group Inc. and CIT Group Funding Company of Delaware LLC Offers to Exchange Relating to Any and All of their respective Outstanding Notes Listed Below and Solicitation of Acceptances of a Prepackaged Plan of Reorganization” dated October 16, 2009, as and supplemented on October 23, 2009, as modified on November 25, 2009 and December 7, 2009, and as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

     “Australian Guaranty” means the Guaranty dated as of March 5, 2004, as amended by the Guaranty Confirmation Agreement dated as of November 1, 2009, made by CIT in favor of and for the benefit of the holders of the CIT Australia Bonds.

     “Australian Guaranty Obligations” means the payment obligations of CIT under the Australian Guaranty.

     “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

     “Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

     “Business Day” means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close.

     “Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing.

     “CIT Australia Bonds” means (i) the A$150,000,000 aggregate principal amount of 6.0% fixed rate notes due March 3, 2011, issued by CIT Group (Australia) Limited on March 3, 2006 and guaranteed by CIT, and (ii) the A$150,000,000 aggregate principal amount of floating rate notes due March 3, 2011, issued by CIT Group (Australia) Limited on March 3, 2006 and guaranteed by CIT.

     “CIT Australia Bond Secured Party” means AET Structured Finance Services Pty Limited ABN 12 106 424 088, as trustee of the CIT Australia Bonds, and any successor or assign in such capacity.

     “CIT Leasing” has the meaning assigned to that term in the recitals.

     “CIT Leasing Collateral Agreement” means the Collateral Agreement dated as of December 10, 2009 between CIT Leasing and the CIT Leasing Secured Party, as amended, restated, renewed, extended, supplemented or otherwise modified from time to time.

     “CIT Leasing Documents” means the Support Agreements and each of the other agreements, documents and instruments providing for or evidencing any other CIT Leasing Support Obligations, and any other document or instrument executed or delivered at any time in connection with any CIT Leasing Support Obligations, including this Agreement, as each may be amended, restated, supplemented, modified, renewed or extended from time to time in accordance with the provisions of this Agreement.

     “CIT Leasing Support Obligations” means, collectively, all Obligations due and payable under the Support Agreements and the other CIT Leasing Documents.

     “Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is purported to be granted as security for any Second Lien Obligations.

     “Designated Agent” means the Series A Collateral Agent, or following the Discharge of Series A Obligations, the Series B Collateral Agent.

     “Discharge of Applicable Second Lien Obligations” means, as applicable, a Discharge of Series A Obligations or a Discharge of Series B Obligations.

     “Discharge of Second Lien Obligations” means:

          (a) indefeasible payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency Proceeding, whether or not such interest would be allowed in such Insolvency Proceeding), on all Indebtedness outstanding under the Second Lien Documents and constituting Second Lien Obligations;

          (b) indefeasible payment in full in cash of all other Second Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than any indemnification obligations for which no claim or demand for payment, whether oral or written, has been made at such time); and

          (c) termination or expiration of all commitments, if any, to extend credit that would constitute Second Lien Obligations.

     “Discharge of Series A Obligations” means:

          (a) indefeasible payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency Proceeding, whether or not such interest would be allowed in such Insolvency Proceeding), on all Indebtedness outstanding under the Series A Documents and constituting Series A Obligations;

          (b) indefeasible payment in full in cash of all other Series A Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than any indemnification obligations for which no claim or demand for payment, whether oral or written, has been made at such time); and

          (c) termination or expiration of all commitments, if any, to extend credit that would constitute Series A Obligations.

     “Discharge of Series B Obligations” means:

          (a) indefeasible payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency Proceeding, whether or not such interest would be allowed in such Insolvency Proceeding), on all Indebtedness outstanding under the Series B Documents and constituting Series B Obligations;

          (b) indefeasible payment in full in cash of all other Series B Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than any indemnification obligations for which no claim or demand for payment, whether oral or written, has been made at such time); and

          (c) termination or expiration of all commitments, if any, to extend credit that would constitute Series B Obligations.

     “Disposition” has the meaning assigned to that term in Section 5.1(b).

     “Enforcement Action” means the exercise of any rights or remedies against any Collateral, including any right to take possession or control of any Collateral under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement, any right of set-off or recoupment and any enforcement, collection, execution, levy or foreclosure action or proceeding taken against any Collateral.

     “Equal and Ratable Claimholders” means, collectively, (i) for so long as the Australian Guaranty Obligations remain outstanding, the CIT Australia Bond Secured Party and (ii) for so long as the Long-Dated Bond Obligations remain outstanding, the Long-Dated Bond Secured Party.

     “Equal and Ratable Obligations” means, collectively, the Australian Guaranty Obligations and the Long-Dated Bond Obligations.

     “Event of Default” means “Event of Default” as defined in each Primary Second Lien Document.

     “Foreign Grantor” means, as of the date of this Agreement, each of CIT Holdings Canada ULC, CIT Financial (Barbados) Srl, CIT Group Holdings (UK) Limited and CIT Holdings No. 2 (Ireland).

     “Foreign Grantor Collateral” means the “Series A Foreign Grantor Collateral” or the “Series B Foreign Grantor Collateral”, as defined in the Second Lien Collateral Documents.

     “Governmental Authority” means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign state or government.

     “Grantors” means each of CIT and the Subsidiary Guarantors, each Foreign Grantor and each other Person, in each case, that has executed and delivered, or may from time to time hereafter execute and deliver a Second Lien Collateral Document as a “grantor” or “pledgor” (or the equivalent thereof).

     “Indebtedness” means and includes all Obligations that constitute “Indebtedness” within the meaning of any Primary Second Lien Document, as applicable.

     “Insolvency Proceeding” means:

          (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Obligor;

          (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Obligor or with respect to a material portion of their respective assets;

          (c) any liquidation, dissolution, reorganization or winding up of any Obligor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or

          (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Obligor.

     “Issuer” means (i) CIT, in its capacity as issuer of the Series A Notes and/or (ii) Delaware Funding, in its capacity as issuer of the Series B Notes.

     “Joinder Agreement” means a joinder agreement substantially in the form of Exhibit A hereto.

     “Lien” means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) or any jurisdiction.

     “Long-Dated Bond Indenture” means the Indenture, dated as of January 20, 2006, between CIT, as issuer, and JPMorgan Chase Bank, N.A., as trustee, as supplemented by the First Supplemental Indenture, dated as of February 13, 2007, between CIT and The Bank of New York Mellon (formerly The Bank of New York), as successor trustee (the “Long-Dated Bond Trustee”), and as further supplemented by the Second Supplemental Indenture, dated as of October 23, 2007, the Third Supplemental Indenture, dated as of October 1, 2009 and the Fourth Supplemental Indenture, dated as of October 16, 2009.

     “Long-Dated Bond Obligations” means the obligations of CIT in respect of the payment of principal of, and interest on, any note, bond, debenture or other evidence of Indebtedness issued pursuant to the Long-Dated Bond Indenture and outstanding as of the date hereof, in each case that is not exchanged or treated pursuant to the Approved Restructuring Plan.

     “Long-Dated Bond Secured Party” means the Long-Dated Bond Trustee.

     “New Notes” has the meaning set forth in the recitals.

     “Obligations” means all liabilities and obligations of every nature from time to time, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy, would have accrued on any Obligation, whether or not a claim is allowed for such interest in the related bankruptcy proceeding), fees, expenses, indemnification or otherwise and whether primary, secondary, direct, indirect, contingent, fixed or otherwise (including obligations of performance).

     “Obligor” means any of (i) CIT, (ii) Delaware Funding, (iii) the Issuers, (iv) the Subsidiary Guarantors and (v) any other Person that now or hereafter is, or whose assets now or hereafter are, liable for all or any portion of the Second Lien Obligations, as applicable, including the Foreign Grantors.

     “Parent Collateral” means any assets or property of CIT, whether real, personal or mixed, with respect to which a Lien is purported to be granted pursuant to the First Lien Collateral Documents (as defined in the Senior Intercreditor Agreement), the Series A Documents, or the Series B Documents, as applicable.

     “Person” means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and Governmental Authorities.

     “Pledged Collateral” has the meaning assigned to that term in Section 5.4(a).

     “Primary Second Lien Document” means the Series A Indenture, the Series B Indenture and/or the Support Agreements.

     “Proceeds” means (a) all “proceeds” as defined in Article 9 of the UCC with respect to the Collateral, and (b) whatever is recoverable or recovered when Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily.

     “Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness, in exchange or replacement for, such Indebtedness, directly or indirectly, in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.

     “Second Lien Agent” means, collectively, the Series A Collateral Agent, the Series B Collateral Agent and, solely in respect of the Collateral of CIT Leasing and the CIT Leasing Support Obligations, the CIT Leasing Secured Party.

     “Second Lien Claimholders” means, at any relevant time, the holders of Second Lien Obligations at that time, including the Second Lien Noteholders, the CIT Leasing Secured Party and the trustees and agents under the Second Lien Documents.

     “Second Lien Collateral Documents” means, collectively, the “Collateral Documents” or “Security Documents” (as defined in each Primary Second Lien Document), the CIT Leasing Collateral Agreement and any other agreement, document or instrument pursuant to which a Lien is purported to be granted securing any Second Lien Obligations or under which rights or remedies with respect to such Liens are governed.

     “Second Lien Documents” means, collectively, the Series A Documents, the Series B Documents and the CIT Leasing Documents.

     “Second Lien Grantor” means each Grantor that has or may from time to time hereafter execute and deliver a Second Lien Collateral Document as a “grantor” or “pledgor” (or the equivalent thereof).

     “Second Lien Noteholders” means, collectively, the “Holders” under and as defined in the Series A Indenture and the Series B Indenture.

     “Second Lien Obligations” means, collectively, the Series A Obligations, the Series B Obligations and the CIT Leasing Support Obligations. “Second Lien Obligations” shall include all interest accrued or accruing (or which would, absent commencement of an Insolvency Proceeding, accrue) after commencement of an Insolvency Proceeding in accordance with the rate specified in the relevant Second Lien Document whether or not the claim for such interest is allowed as a claim in such Insolvency Proceeding.

     “Series” means, with respect to the Second Lien Obligations, any series, issue or class of Second Lien Obligations other than the CIT Leasing Support Obligations.

     “Series A Claimholders” means, at any relevant time, the holders of the Series A Obligations.

     “Series A Collateral Agent” has the meaning set forth in the preamble.

     “Series A Documents” means the Series A Indenture, the Series A Notes, the “Security Documents” (as defined in the Series A Indenture) and each of the other agreements, documents and instruments providing for or evidencing any other Series A Obligation, and any other document or instrument executed or delivered at any time in connection with any Series A Obligations, including this Agreement and any other intercreditor or joinder agreement among holders of Series A Obligations, to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed or extended from time to time in accordance with the provisions of this Agreement.

     “Series A Guaranty” has the meaning set forth in the recitals.

     “Series A Indenture” has the meaning set forth in the recitals.

     “Series A Notes” has the meaning set forth in the recitals.

     “Series A Obligations” means, collectively, all Obligations outstanding under the Series A Indenture and the other Series A Documents. “Series A Obligations” shall include all interest accrued or accruing (or which would, absent commencement of an Insolvency Proceeding, accrue) after commencement of an Insolvency Proceeding in accordance with the rate specified in the relevant Second Lien Document whether or not the claim for such interest is allowed as a claim in such Insolvency Proceeding.

     “Series A Parent Collateral Agent” has the meaning set forth in the preamble.

     “Series A Representative” means Deutsche Bank Trust Company Americas, as trustee under the Series A Indenture.

     “Series A Subsidiary Collateral Agent” has the meaning set forth in the preamble.

     “Series B Claimholders” means, at any relevant time, the holders of the Series B Obligations.

     “Series B Collateral Agent” has the meaning set forth in the preamble.

     “Series B Documents” means the Series B Indenture, the Series B Notes, the “Security Documents” (as defined in the Series B Indenture) and each of the other agreements, documents and instruments providing for or evidencing any other Series B Obligation, and any other document or instrument executed or delivered at any time in connection with any Series B Obligations, including this Agreement and any other intercreditor or joinder agreement among holders of Series B Obligations, to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed or extended from time to time in accordance with the provisions of this Agreement.

     “Series B Guaranty” has the meaning set forth in the recitals.

     “Series B Indenture” has the meaning set forth in the recitals.

     “Series B Notes” has the meaning set forth in the recitals.

     “Series B Obligations” means, collectively, all Obligations outstanding under the Series B Indenture and the other Series B Documents. “Series B Obligations” shall include all interest accrued or accruing (or which would, absent commencement of an Insolvency Proceeding, accrue) after commencement of an Insolvency Proceeding in accordance with the rate specified in the relevant Second Lien Document whether or not the claim for such interest is allowed as a claim in such Insolvency Proceeding.

     “Series B Parent Collateral Agent” has the meaning set forth in the preamble.

     “Series B Representative” means Deutsche Bank Trust Company Americas, as trustee under the Series B Indenture.

     “Series B Subsidiary Collateral Agent” has the meaning set forth in the preamble.

     “Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association or other business entity of which more than fifty percent (50%) of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided, in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding.

     “Subsidiary Guarantors” has the meaning set forth in the recitals.

     “Support Agreements” has the meaning assigned to that term in the recitals.

     “UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

     1.2. Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise:

          (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented, modified, renewed or extended;

          (b) any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns;

          (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;

          (d) all references herein to Sections shall be construed to refer to Sections of this Agreement; and

          (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

     SECTION 2. Equal and Ratable Lien Priority.

     2.1. Relative Priorities. Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Second Lien Obligations granted on the Collateral and notwithstanding any provision of the UCC, or any other applicable law or the Second Lien Documents or any defect or deficiencies in, or failure to perfect or lapse in perfection of, or avoidance as a fraudulent conveyance or otherwise of, the Liens securing the Second Lien Obligations or any other circumstance whatsoever, each Second Lien Agent, on behalf of itself and the applicable Second Lien Claimholders, hereby agrees that:

          (a) any Lien on the Collateral securing any Second Lien Obligations now or hereafter held by or on behalf of any Second Lien Agent or any Second Lien Claimholders or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be equal and ratable to and shall rank pari passu with all other Liens on the Collateral securing any Second Lien Obligations; and

          (b) notwithstanding the foregoing and any other provision to the contrary contained in this Agreement, all Liens on the Collateral securing any Second Lien Obligations shall be and remain equal and ratable, pari passu Liens in all respects for all purposes, notwithstanding any failure of any Second Lien Agent or any Second Lien Claimholders to adequately perfect its security interests in the Collateral, the subordination of any Lien on the Collateral securing any Second Lien Obligations to any other Lien securing any other Second Lien Obligations of any Obligor, or the avoidance, invalidation or lapse of any Lien on the Collateral securing any Second Lien Obligations.

     2.2. Prohibition on Contesting Liens. Each of the Second Lien Agents, for itself and on behalf of each of its applicable Second Lien Claimholders, agrees that it will not (and hereby waives any right to) contest or support, solicit or encourage any other Person in contesting, in any proceeding (including any Insolvency Proceeding), the priority, validity, perfection or enforceability of a Lien held by or on behalf of any of the Second Lien Claimholders in the Collateral, as the case may be, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Second Lien Agent (acting at the written direction of the Second

Lien Claimholders represented by it) or any Second Lien Claimholder to enforce this Agreement, including the provisions of this Agreement relating to the equal and ratable priority and pari passu ranking of the Liens securing the Second Lien Obligations as provided in Sections 2.1 and 3.1.

     2.3. No New Liens. (i) Each Second Lien Agent agrees that no Second Lien Agent nor any Second Lien Claimholder shall acquire or hold any Lien on any assets of any Grantor securing any Second Lien Obligations which assets are not also subject to the Lien of each other Second Lien Agent under the Second Lien Collateral Documents, and (ii) CIT and each Grantor agrees not to grant any Lien on any of its assets, or permit any of its Subsidiaries to grant a Lien on any of its assets, in favor of any Second Lien Agent or any Second Lien Claimholder unless it, or such Subsidiary, has granted (or offered to grant with a reasonable opportunity for such Lien to be accepted) a corresponding Lien on such assets in favor of each other Second Lien Agent or the other Second Lien Claimholders; provided, however, notwithstanding the foregoing, the failure of CIT or any Grantor to offer any Second Lien Agent or any Second Lien Claimholder a Lien on any assets of CIT or any Grantor or any of their respective Subsidiaries shall not prohibit the taking of a Lien on such assets by any Second Lien Agent or any Second Lien Claimholders; provided further for the avoidance of doubt that, with respect to the CIT Leasing Documents, CIT Leasing shall be the only applicable Grantor.

     2.4. Similar Liens and Agreements. The parties hereto agree that it is their intention that the assets and property with respect to which a Lien is granted to secure any Second Lien Obligations shall be identical and constitute Collateral; provided that the Liens securing the CIT Leasing Support Obligations shall be limited to the Collateral owned by CIT Leasing. In furtherance of the foregoing and of Section 7.9, the parties hereto agree, subject to the other provisions of this Agreement:

          (a) upon request by any Second Lien Agent, reasonably to cooperate in good faith (and reasonably to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the Second Lien Documents;

          (b) that the documents and agreements creating or evidencing the Collateral and guaranties for the Second Lien Obligations, subject to Section 5.3, shall be in all material respects the same forms of documents; and

          (c) in addition, to the extent any guaranty is entered into by any Obligor in respect of any of the Second Lien Obligations other than the Series B Guaranty by CIT on the date hereof and the CIT Leasing Support Obligations (whether or not the other Second Lien Agents or Second Lien Claimholders have consented thereto), a guaranty by such Person shall be entered into in respect of the other Second Lien Obligations and, for all purposes hereunder, such Person shall be deemed a guarantor of such other Second Lien Obligations.

     SECTION 3. Enforcement.

     3.1. Exercise of Remedies.

          (a) Each Second Lien Agent and Second Lien Claimholder shall have an independent right to commence, and if applicable, maintain an Enforcement Action and, subject to Section 5.1, to make determinations regarding the release, disposition, or restrictions with respect to the Collateral, in each case pursuant to and as limited by the applicable Second Lien Documents, without any consultation with or the consent of the other Second Lien Agents or any other Second Lien Claimholder; provided, that the Lien securing the Second Lien Obligations shall remain on the Proceeds of such Collateral released or disposed of subject to the equal and ratable priority described in Section 2 and the applicable release provisions of the Second Lien Documents. In exercising Enforcement Actions with respect to the Collateral, any Second Lien Agent and Second Lien Claimholder may enforce the provisions of the Second Lien Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

          (b) The Second Lien Agents and the Second Lien Claimholders:

               (1) will not contest, protest or object to any Enforcement Action brought by any other Second Lien Agent or any other commercially reasonable exercise by any other Second Lien Agent of any rights and remedies relating to the Collateral under the Second Lien Documents or otherwise so long as the Liens granted to secure the Second Lien Obligations of the Second Lien Claimholders attach to the Proceeds thereof subject to the equal and ratable priority described in Section 2; and

               (2) will not contest, protest or object to the forbearance by any other Second Lien Agent or Second Lien Claimholders from bringing or pursuing any Enforcement Action so long as the Liens granted to secure the Second Lien Obligations of the Second Lien Claimholders attach to the Proceeds thereof subject to the equal and ratable priority described in Section 2.

          (c) Each Second Lien Agent, on behalf of itself and the applicable Second Lien Claimholders, agrees that it will not take or receive any Collateral or any Proceeds of Collateral in connection with any Enforcement Action against any Collateral in its capacity as a creditor, except to the extent such Second Lien Agent and Second Lien Claimholders are permitted to retain the Proceeds thereof in accordance with Section 4.2 of this Agreement.

          (d) Each Second Lien Agent and Second Lien Claimholder may exercise rights and remedies as unsecured creditors of any Issuer or any other Obligor that has guarantied or granted Liens to secure the Second Lien Obligations in accordance with the terms of the Second Lien Documents and applicable law, including filing any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of such Obligors arising under any Insolvency Proceeding, the Bankruptcy Laws or applicable non-bankruptcy law (including filing an involuntary petition for bankruptcy against CIT or any other Obligor); provided that in the event that any Second Lien Claimholder becomes a judgment lien creditor in respect of Collateral as a result of its permitted enforcement of its rights as an unsecured creditor with respect to the Second Lien Obligations, such judgment lien shall be subject to the terms of this Agreement for all purposes as the other Liens securing the Second Lien Obligations are subject to this Agreement.

          (e) Nothing in this Agreement shall prohibit the receipt by the Second Lien Agents or any Second Lien Claimholders of the required payments of interest and other amounts owed in respect of the Second Lien Obligations so long as such receipt is not the direct or indirect result of any Enforcement Action by any Second Lien Agent or any Second Lien Claimholders of rights or remedies as a secured creditor in contravention of this Agreement of any Lien held by any of them.

     3.2. Notice of Default. Each Second Lien Agent shall give to each other Second Lien Agent, and each Second Lien Claimholder shall give to each Second Lien Agent, concurrently with the giving thereof to any Issuer or any other Obligor any written notice sent by such Second Lien Agent or Second Lien Claimholder at any time during the existence of an Event of Default under the Second Lien Documents, stating such Second Lien Agent’s or any Second Lien Claimholder’s intention to exercise any of their respective enforcement rights or remedies, including written notice pertaining to any foreclosure on any of the Collateral or other judicial or non-judicial remedy in respect thereof and any legal process served or filed in connection therewith. Notwithstanding the foregoing, the failure of any party to give notice as required hereby shall not affect the provisions of Section 2.1 hereof or the validity or effectiveness of any such notice as against any Issuer or any other Obligor. Each Issuer and each other Obligor, as applicable, hereby authorizes and consents to each of the Second Lien Agents and the Second Lien Claimholders sending any such notices.

     3.3. Separate Grants of Security and Separate Classification. Each Second Lien Agent, for itself and on behalf of the Second Lien Claimholders represented by it, acknowledges and agrees that (i) the grants of Liens pursuant to the Series A Documents, the Series B Documents and the CIT Leasing Collateral Agreement each constitute separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Collateral, each of the Series A Obligations, the Series B Obligations and the CIT Leasing Support Obligations must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the Second Lien Claimholders in respect of the Collateral constitute only one secured claim (rather than separate classes of secured claims), then each of the parties hereto hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of secured claims against the Obligors in respect of the Collateral.

     SECTION 4. Payments.

     4.1. Application of Proceeds.

          (a) Event of Default. Upon the occurrence and during the continuation of an Event of Default, Collateral or Proceeds thereof received in connection with the sale or other disposition of, or collection on, such Collateral in connection with any Enforcement Action by any Second Lien Agent or Second Lien Claimholder shall be paid by the Designated Agent upon receipt on a pro rata basis to the Second Lien Agents for the payment by each Second Lien Agent of the Second Lien Obligations in such order as specified in the relevant Second Lien Documents.

          (b) No Event of Default. So long as no Event of Default has occurred and is continuing, Collateral or Proceeds thereof received in connection with the sale or other disposition of, or collection on, such Collateral may be applied to repurchase, repay or redeem obligations under the New Notes (including purchases of notes in open-market transactions, pursuant to tender offers or otherwise) or other Second Lien Obligations as specified by CIT in its sole discretion in accordance with the Second Lien Documents.

     4.2. Payment Turnover. (a) Any Collateral or Proceeds thereof received by any Second Lien Agent or any Second Lien Claimholder in connection with any Enforcement Action in all cases shall be segregated and held in trust and forthwith paid over to the Designated Agent for the benefit of all Second Lien Claimholders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Designated Agent is hereby authorized to make any such endorsements as agent for the other Second Lien Agents and Second Lien Claimholders. This authorization is coupled with an interest and is irrevocable until the Discharge of Second Lien Obligations shall have occurred.

          (b) If in any Insolvency Proceeding commenced following the date of this Agreement any Second Lien Agent or any Second Lien Claimholder shall receive any distribution of money or other property in respect of the Collateral, such money or other property shall be segregated and held in trust and forthwith paid over to the Designated Agent for the benefit of the Second Lien Claimholders in the same form as received, with any necessary endorsements. Any Lien received by any Second Lien Agent or any Second Lien Claimholder in any Insolvency Proceeding shall be subject to the terms of this Agreement.

     SECTION 5. Other Agreements.

     5.1. Releases. (a) If in connection with any Enforcement Action by any Second Lien Agent, such Second Lien Agent, for itself or on behalf of the Second Lien Claimholders represented by it, releases any of its Liens on any part of the Collateral or releases any Subsidiary Guarantor from its obligations under its guaranty of the Second Lien Obligations, then the Liens, if any, of each other Second Lien Agent, for itself or for the benefit of the other Second Lien Claimholders, on such Collateral, and the obligations of such Subsidiary Guarantor under its guaranties of the other Second Lien Obligations, shall be automatically, unconditionally and simultaneously released; provided, that the Lien securing the Second Lien Obligations shall, to the extent required in the applicable Second Lien Collateral Document, remain on the Proceeds of such Collateral released or disposed of in connection with such Enforcement Action and such Lien shall be subject to the equal and ratable priority described in Section 2 and the applicable release provisions of the Second Lien Documents. Each Second Lien Agent is authorized and hereby directed by the Second Lien Claimholders represented by it, for itself or on behalf of such Second Lien Claimholders, to promptly execute and deliver to the applicable Second Lien Agent or CIT or such Subsidiary Guarantor such termination statements, releases and other documents as such Second Lien Agent or CIT or such Subsidiary Guarantor may request to effectively confirm such release (acceptance of the New Notes by the applicable Second Lien Claimholders on the date hereof to be conclusive evidence of such authorization and direction).

          (b) Until the Discharge of Second Lien Obligations has occurred, to the extent that any Second Lien Agent or the Second Lien Claimholders (i) have released any Lien on Collateral or any Subsidiary Guarantor from its obligation under its guaranty, other than in connection with a Discharge of Applicable Second Lien Obligations, and any such Liens or guaranty are later reinstated or (ii) obtain any new liens from CIT or any Subsidiary Guarantor or any additional guaranties from any Subsidiary Guarantor, then each other Second Lien Agent, for itself and for the applicable Second Lien Claimholders represented by it, shall be granted a Lien on any such Collateral, subject to the pari passu lien provisions of this Agreement, and an additional guaranty, as the case may be.

     5.2. Insurance. To the extent required under the Second Lien Documents, each Second Lien Agent shall be named as additional insureds under any insurance policies maintained from time to time by any Grantor, to the extent provided under the applicable Second Lien Documents. Unless and until the Discharge of Second Lien Obligations has occurred, and to the extent provided under the Second Lien Documents, all Proceeds of any such policy and any award granted in any condemnation or similar proceeding (or any payments with respect to a deed in lieu of condemnation) if in respect to the Collateral shall be paid to the Designated Agent for the benefit of the Second Lien Claimholders pursuant to the terms of the Second Lien Collateral Documents and then, to the extent no Second Lien Obligations are outstanding or such payment of Proceeds is not required, to the owner of the subject property, or such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. Until the Discharge of Second Lien Obligations has occurred, if any Second Lien Agent or any Second Lien Claimholder shall, at any time, receive any Proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such Proceeds over to the Designated Agent in accordance with the terms of Section 4.2.

     5.3. Amendments to Second Lien Documents. (a) The Second Lien Documents, other than this Agreement, representing any Series of Second Lien Obligations may be amended, amended and restated, supplemented or otherwise modified in accordance with their terms and any Series of Second Lien Obligations may be Refinanced, in each case without the consent of any Second Lien Agent or any Second Lien Claimholder of any other Series of Second Lien Obligations; provided, however, that the holders of such Refinancing debt bind themselves in a writing addressed to the Second Lien Agents and the Second Lien Claimholders to the terms of this Agreement.

          (b) To the extent, and only to the extent, permitted by this Agreement and the other Second Lien Documents, CIT, the other Issuers and the Subsidiary Guarantors may from time to time incur, issue or sell one or more series or classes of additional Second Lien Obligations (the “Additional Second Lien Debt”). The Additional Second Lien Debt and any guaranties delivered by CIT or the Subsidiary Guarantors in connection therewith (the “Additional Second Lien Guaranties”) may be secured by the Second Lien Collateral Documents; provided that the administrative agent and the collateral agent or similar agents (the “Authorized Representatives”) in respect of the Additional Second Lien Debt shall deliver a Joinder Agreement to become parties to this Agreement, and shall become parties to the other Second Lien Documents, each in accordance with its terms. This Agreement may be amended from time to time pursuant to one or more Joinder Agreements upon prior notice to but without the consent of the Second Lien Agents or the Second Lien Claimholders to add the Authorized Representatives of any applicable Additional Second Lien Debt.

     5.4. Gratuitous Bailee for Perfection. (a) Until the Discharge of Series A Obligations has occurred, the Series A Collateral Agent agrees to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC (such Collateral being the “Pledged Collateral”) as gratuitous bailee for each Second Lien Agent (such bailment being intended, among other things, to satisfy the requirements of Section 8-106(d)(3), 8-301(a))(2) and 9-313(e) of the UCC) solely for the purpose of perfecting the security interest granted under the Second Lien Documents, respectively, subject to the terms and conditions of this Section 5.4. If, prior to the Discharge of Second Lien Obligations, any Obligor that is required to deliver possession or control of any Pledged Collateral to a Second Lien Agent pursuant to the terms of any Second Lien Document delivers possession or control of such Pledged Collateral to the Series A Collateral Agent, such Obligor shall be deemed to be in compliance with the applicable requirement under such Second Lien Document.

          (b) The Series A Collateral Agent shall have no obligation whatsoever to any Second Lien Agent or any Second Lien Claimholder to ensure that the Pledged Collateral is genuine or owned by any of the Grantors or that any Lien created under the Second Lien Collateral Documents is valid or perfected, or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.4. The duties or responsibilities of the Series A Collateral Agent under this Section 5.4 shall be limited solely to holding the Pledged Collateral as bailee in accordance with this Section 5.4 and delivering the Pledged Collateral as provided in paragraph (d) below.

          (c) The Series A Collateral Agent shall not have by reason of the Second Lien Collateral Documents, this Agreement or any other document a fiduciary relationship in respect of any Second Lien Agent or any Second Lien Claimholder and each Second Lien Agent and each Second Lien Claimholder hereby waives and releases the Series A Collateral Agent from all claims and liabilities arising pursuant to the Series A Collateral Agent’s role under this Section 5.4 as gratuitous bailee and gratuitous agent with respect to the Pledged Collateral.

          (d) Following the Discharge of Series A Obligations, the Series A Collateral Agent shall deliver without recourse, representation or warranty the remaining Pledged Collateral in its possession (if any) together with any necessary endorsements (such endorsement shall be without recourse and without any representation or warranty), first, to the Series B Collateral Agent to the extent the Discharge of Series B Obligations has not occurred, and second, to CIT or its designee to the extent no Second Lien Obligations (other than the Support Agreements) remain outstanding (in each case, so as to allow such Person to obtain possession or control of such Pledged Collateral).

     SECTION 6. Reliance; Waivers; Etc.

     6.1. No Reliance. Each Second Lien Agent, on behalf of itself and the Second Lien Claimholders represented by it, acknowledges that it and such Second Lien Claimholders have, independently and without reliance on any other Second Lien Agent or any other Second Lien Claimholder, and based on documents and information deemed by them appropriate, made their own decision to enter into each of the applicable Second Lien Documents and be bound by the terms of this Agreement and they will continue to make their own decision in taking or not taking any action under such Second Lien Documents or this Agreement.

     6.2. No Warranties or Liability. Each Second Lien Agent, on behalf of itself and the applicable Second Lien Claimholders, acknowledges and agrees that each of the other Second Lien Agents and the other Second Lien Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Second Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the Second Lien Claimholders will be entitled to manage and supervise their respective debt securities, loans and extensions of credit, as applicable, under the Second Lien Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. Each Second Lien Agent and Second Lien Claimholders shall have no duty to the other Second Lien Agents or Second Lien Claimholders, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an Event of Default or default under any agreements with the Issuers or any other Obligor (including the Second Lien Documents), regardless of any knowledge thereof which they may have or be charged with.

     6.3. No Waiver of Lien Priorities. (a) No right of the Second Lien Claimholders, the Second Lien Agents, or any of them to enforce any provision of this Agreement or any Second Lien Document (except as set forth in such documents) shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Issuers or any other Grantor or by any act or failure to act by any Second Lien Claimholder or any Second Lien Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement or any of the Second Lien Documents (except as set forth in such documents), regardless of any knowledge thereof which any Second Lien Agent or Second Lien Claimholders, or any of them, may have or be otherwise charged with.

          (b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Issuers and the other Obligors under the Second Lien Documents and subject to the provisions of Section 5.3(a)), any Second Lien Claimholder, any Second Lien Agent and any of them may, at any time and from time to time in accordance with the Second Lien Documents and/or applicable law, without the consent of, or notice to, any other Second Lien Agent or any other Second Lien Claimholder, without incurring any liabilities to any Second Lien Agent or any Second Lien Claimholders and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Second Lien Agents or any Second Lien Claimholders is affected, impaired or extinguished thereby) do any one or more of the following:

          (1) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Second Lien Obligations or any Lien on any Collateral or guaranty thereof or any liability of any Obligor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Second Lien Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by such Second Lien Agent or Second Lien Claimholders, the applicable Second Lien Obligations or the applicable Second Lien Documents;

          (2) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Collateral or any liability of any Obligor to such Second Lien Claimholders or Second Lien Agent, or any liability incurred directly or indirectly in respect thereof;

          (3) settle or compromise any Second Lien Obligation or any other liability of any Obligor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the Second Lien Obligations) in any manner or order; and

          (4) exercise or delay in or refrain from exercising any right or remedy against any security or any Obligor or any other Person, elect any remedy and otherwise deal freely with any Obligor or any Collateral and any security and any guarantor or any liability of any Obligor to the Second Lien Claimholders or any liability incurred directly or indirectly in respect thereof.

          (c) Except as otherwise expressly provided herein, each Second Lien Agent, on behalf of itself and the applicable Second Lien Claimholders, also agrees that the Second Lien Claimholders and the Second Lien Agents shall have no liability to any other Second Lien Agent or any other Second Lien Claimholders, and each Second Lien Agent, on behalf of itself and the applicable Second Lien Claimholders, hereby waives any claim against any other Second Lien Claimholder or Second Lien Agent, arising out of any and all actions which any Second Lien Claimholder or Second Lien Agent may take or permit or omit to take with respect to:

          (1) the Second Lien Documents;

          (2) the collection of the Second Lien Obligations; or

          (3) the foreclosure upon, or sale, liquidation or other disposition of, any Collateral.

Each Second Lien Agent, on behalf of itself and the applicable Second Lien Claimholders, agrees that the other Second Lien Claimholders and Second Lien Agents have no duty to them in respect of the maintenance or preservation of the Collateral, the Second Lien Obligations or otherwise.

     6.4. Obligations Unconditional. All rights, interests, agreements and obligations of the Second Lien Agents and the Second Lien Claimholders, respectively, hereunder shall remain in full force and effect irrespective of:

          (a) any lack of validity or enforceability of any Second Lien Documents;

          (b) except as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the Second Lien Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any Second Lien Document;

          (c) except as otherwise expressly set forth in this Agreement, any exchange of any security interest in any Collateral or any other collateral;

          (d) the commencement of any Insolvency Proceeding; or

          (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Issuer or any other Obligor in respect of any Second Lien Agent, the Second Lien Obligations or any Second Lien Claimholder in respect of this Agreement;

provided, that nothing in this Agreement shall be construed or otherwise deemed to amend or modify the rights and obligations of any Obligor under any of the Second Lien Documents. The rights, privileges and benefits of (i) the Series A Collateral Agent set forth in the Series A Indenture and (ii) the Series B Collateral Agent set forth in the Series B Indenture are hereby incorporated by reference.

     SECTION 7. Miscellaneous.

     7.1. Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the Second Lien Documents, the provisions of this Agreement shall govern and control.

     7.2. Effectiveness; Continuing Nature of this Agreement; Severability. This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement and the Second Lien Claimholders may continue, at any time and without notice to any other Second Lien Agent or Second Lien Claimholder subject to the Second Lien Documents, to extend credit and other financial accommodations and lend monies to or for the benefit of any Obligor constituting Second Lien Obligations in reliance hereof. Each Second Lien Agent, on behalf of itself and the applicable Second Lien Claimholders, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to an Issuer or any other Obligor shall include such Person as debtor and debtor-in-possession and any receiver or trustee for such Issuer or other Obligor (as the case may be) in any Insolvency Proceeding. This Agreement shall terminate and be of no further force and effect upon the Discharge of Second Lien Obligations or if all Second Lien Obligations (other than the CIT Leasing Support Obligations) become unsecured obligations as contemplated under the Second Lien Documents in the event of an upgrade to an investment grade credit rating.

     7.3. Amendments; Waivers. Subject to the last sentence of Section 5.3(b), no amendment, modification or waiver of any of the provisions of this Agreement by any Second Lien Agent shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time; provided, however, that no amendment, modification or waiver of any provision of this Agreement to the extent it is effected solely to implement the succession or addition of a new Series A Representative and/or Series A Collateral Agent in connection with a Refinancing of the Series A Obligations in whole or in part shall require the approval, consent or signature of the Series B Representative or the Series B Collateral Agent, and no amendment, modification or waiver of any provision of this Agreement to the extent it is effected solely to implement the succession or addition of a new Series B Representative and/or Series B Collateral Agent in connection with a Refinancing of the Series B Obligations in whole or in part shall require the approval, consent or signature of the Series A Representative or the Series A Collateral Agent. Notwithstanding the foregoing, neither CIT nor any of its Affiliates shall have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent any Obligor’s rights (individually or as a consolidated entity with its respective Subsidiaries) are directly affected.

     7.4. Information Concerning Financial Condition of the Obligors. Each of the Second Lien Claimholders and the Second Lien Agents shall each be responsible for keeping themselves informed of (a) the financial condition of CIT and its Subsidiaries and all endorsers and/or guarantors of the Second Lien Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Second Lien Obligations. No Second Lien Agent nor Second Lien Claimholder shall have no duty to advise any other Second Lien Agent or Second Lien Claimholder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event any Second Lien Agent or any Second Lien Claimholder, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any other Second Lien Agent or Second Lien Claimholder, it or they shall be under no obligation:

          (a) to make, and such Second Lien Agent and Second Lien Claimholder providing such information shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;

          (b) to provide any additional information or to provide any such information on any subsequent occasion;

          (c) to undertake any investigation; or

          (d) to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

     7.5. Subrogation. With respect to the value of any payments or distributions in cash, property or other assets that any of the Second Lien Claimholders or the Second Lien Agents pays over to the other Second Lien Claimholders or Second Lien Agents under the terms of this Agreement, the Second Lien Claimholders and the Second Lien Agents shall be subrogated to the rights of the Second Lien Agent and the Second Lien Claimholder over to which such payment was made; provided that, each Second Lien Agent, on behalf of itself and the applicable Second Lien Claimholders, hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Second Lien Obligations of the Second Lien Agent and the Second Lien Claimholders over to which such payment was made has occurred.

     7.6. Application of Payments. All payments received in accordance with terms of this Agreement by any Second Lien Agent or Second Lien Claimholders may be applied, reversed and reapplied, in whole or in part, to such part of the Second Lien Obligations provided for in the Second Lien Documents.

     7.7. SUBMISSION TO JURISDICTION; WAIVERS. (a) ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY:

               (1) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

               (2) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

               (3) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 7.8;

               (4) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (3) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND

               (5) AGREES THAT EACH OF THE PARTIES HERETO RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY OTHER PARTY IN ANY OTHER RELEVANT JURISDICTION.

          (b) ANY AND ALL SERVICE OF PROCESS AND ANY OTHER NOTICE IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE EFFECTIVE AGAINST ANY PARTY IF GIVEN BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY ANY OTHER MEANS OR MAIL WHICH REQUIRES A SIGNED RECEIPT, POSTAGE PREPAID, MAILED AS PROVIDED ABOVE, IN EACH CASE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW.

          (c) EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER. THE SCOPE OF

THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE; MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 7.7(c) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          (d) EACH OF THE PARTIES HERETO WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER SECOND LIEN LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR ACTION OF ANY PARTY HERETO.

     7.8. Notices. All notices to the Second Lien Claimholders permitted or required under this Agreement shall also be sent to the Second Lien Agents. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given to the Second Lien Agents, shall be sent to such Person’s address as set forth below its name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to CIT and each other agent party hereto. Each notice hereunder shall be in writing and may be personally served, telexed or sent by telecopy or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telecopy or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed.

     7.9. Further Assurances. Each Second Lien Agent, on behalf of itself and the applicable Second Lien Claimholders under the Second Lien Documents, and the Obligors agree that each of them shall take such further action and shall, at the expense of the Obligors, execute and deliver such additional documents and instruments (in recordable form, if requested) as any Second Lien Agent may reasonably request to effectuate the terms of and the Lien and claim priorities contemplated by this Agreement, and in each case any such document or instrument shall be in form and substance reasonably satisfactory to the party being requested to execute and deliver the same.

     7.10. APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     7.11. Binding on Successors and Assigns.

     This Agreement shall be binding upon each Second Lien Agent, the Second Lien Claimholders and their respective successors and assigns. If any Second Lien Agent resigns or is replaced pursuant to the applicable Second Lien Document, as applicable, its successor shall be deemed to be a party to this Agreement and shall have all the rights of, and be subject to all the obligations of, this Agreement.

     7.12. Specific Performance. Each of the Second Lien Agents may demand specific performance of this Agreement. Each Second Lien Agent, on behalf of itself and the applicable Second Lien Claimholders, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by any Second Lien Agent or the Second Lien Claimholders, as the case may be.

     7.13. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

     7.14. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.

     7.15. Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

     7.16. Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the Second Lien Agents and the Second Lien Claimholders. Nothing in this Agreement shall impair, increase, expand or otherwise modify, as between the Issuers and the other Obligors and each Second Lien Agent and the Second Lien Claimholders under the respective Second Lien Documents, the obligations of the applicable obligors and the other Obligors to pay principal, interest, fees and other amounts as provided in the Second Lien Documents. The Second Lien Claimholders are deemed to have consented to the terms of this Agreement and to have directed the Second Lien Agents to enter into this Agreement on their behalf.

     7.17. Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of each Second Lien Agent and the Second Lien Claimholders (including the CIT Leasing Secured Party, acting in such capacity). Except as expressly provided for hereunder, no Obligor nor any other creditor thereof shall have any rights hereunder and no Obligor may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair, increase, expand or otherwise modify the obligations of the Obligors to pay the Second Lien Obligations, as applicable, as and when the same shall become due and payable in accordance with their terms under the applicable Second Lien Documents.

     7.18. Senior Intercreditor Agreement. Notwithstanding anything herein to the contrary, the payment obligations hereunder, the Lien and security interest granted pursuant to the Second Lien Documents, the exercise of any right or remedy by any party hereto and the other terms of this Agreement are subject to the provisions of the Senior Intercreditor and Subordination Agreement, dated as of December 10, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Senior Intercreditor Agreement”), among, inter alia, Bank of America, N.A., as first lien agent (together with its successors and assigns), Deutsche Bank Trust Company Americas, as agent for certain second lien claimholders (together with its successors and assigns), CIT Group Funding Company of Delaware LLC, CIT Group Inc. and certain subsidiaries of CIT Group Inc. from time to time a party thereto (the “CIT Entities”). In the event of any conflict between the terms of the Senior Intercreditor Agreement and this Agreement, the terms of the Senior Intercreditor Agreement shall govern and control.

     7.19. Pari Passu Obligations.

          (a) [Reserved.]

          (b) In the case of Parent Collateral (i) the Series A Parent Collateral Agent shall have all the rights and remedies hereunder, and all of the obligations hereunder, that the Series A Subsidiary Collateral Agent has with respect to the Second Lien Collateral which does not constitute Parent Collateral and (ii) the Series B Parent Collateral Agent shall have all the rights and remedies hereunder, and all of the obligations hereunder, that the Series B Subsidiary Collateral Agent has with respect to the Second Lien Collateral which does not constitute Parent Collateral.

          (c) All references in this Agreement to “Collateral” shall, as applicable, also include the Parent Collateral.

          (d) If and to the extent that any of the Series A Subsidiary Collateral Agent or the Series B Subsidiary Collateral Agent, as applicable, agrees to any amendment, waiver, modification, release, subordination or termination of its rights under any Series A Document, or Series B Document, or with respect to any Parent

Collateral, then, in the case of the Series A Subsidiary Collateral Agent the Series A Parent Collateral Agent or in the case of the Series B Subsidiary Collateral Agent the Series B Parent Collateral Agent, shall likewise agree to such amendment, waiver, modification, release, subordination or termination. If and to the extent that the Series A Collateral Agent or the Series B Collateral Agent, as applicable, directs the Series A Parent Collateral Agent or the Series B Parent Collateral Agent, respectively, to take any action with respect to any Parent Collateral (including the exercise of remedies) then, in the case of the Series A Collateral Agent the Series A Parent Collateral Agent or in the case of the Series B Collateral Agent the Series B Parent Collateral Agent, shall take such action with respect to the Parent Collateral.

          (e) Each of the Series A Subsidiary Collateral Agent, the Series A Parent Collateral Agent, the Series B Subsidiary Collateral Agent and the Series B Parent Collateral Agent hereby acknowledges and agrees that immediately following the Discharge of First Lien Obligations (as defined in the Senior Intercreditor Agreement) and delivery of notice thereof to the Designated Agent by CIT, solely with respect to the Parent Collateral or Proceeds thereof received in connection with the sale or other disposition of, or collection on, such Parent Collateral upon the exercise of remedies by any of the Series A Subsidiary Collateral Agent, the Series A Parent Collateral Agent, the Series B Subsidiary Collateral Agent and the Series B Parent Collateral Agent or Second Lien Claimholder, the Series A Subsidiary Collateral Agent, the Series A Parent Collateral Agent, the Series B Subsidiary Collateral Agent and the Series B Parent Collateral Agent shall pay over such Parent Collateral or the Proceeds thereof to the Designated Agent for the ratable payment of both the Second Lien Obligations and the Equal and Ratable Obligations, and the Designated Agent shall apply such Parent Collateral or Proceeds thereof ratably to payment of the Second Lien Obligations and the Equal and Ratable Obligations.

          (f) This Section 7.19 is intended solely for the purpose of defining the rights of the Series A Parent Collateral Agent and the Series B Parent Collateral Agent with respect to the Parent Collateral or the Proceeds thereof. None of the Equal and Ratable Claimholders or any other holder of Equal and Ratable Obligations shall have any rights under this Agreement, including, without limitation and for the avoidance of doubt, any rights to direct the Designated Agent or any Second Lien Agent to take any action or any voting or consent rights in respect of any matter set forth in this Agreement.

[Signature Pages follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Junior Intercreditor Agreement as of the date first written above.

DEUTSCHE BANK TRUST COMPANY
AMERICAS,
as Series A Collateral Agent,
as Series A Parent Collateral Agent and
as Series A Subsidiary Collateral Agent

By:

Name:
Title:

By:

Name:
Title:

Notice Address:
Deutsche Bank Trust Company Americas
60 Wall Street
New York, NY 10005
Attn: TSS-ASFS
Tel: 212-250-2946
Fax: 212-553-2460
Email:Irene.siegel@db.com

DEUTSCHE BANK TRUST COMPANY
AMERICAS,
as Series B Collateral Agent,
as Series B Parent Collateral Agent and
as Series B Subsidiary Collateral Agent

By:

Name:
Title:

By:

Name:
Title:

Notice Address:
Deutsche Bank Trust Company Americas
60 Wall Street
New York, NY 10005
Attn: TSS-ASFS
Tel: 212-250-2946
Fax: 212-553-2460
Email:Irene.siegel@db.com

CIT GROUP FUNDING COMPANY OF
DELAWARE LLC,
as CIT Leasing Secured Party

By:

Name:
Title:

Notice Address:
1 CIT Drive, #2223-1
Livingston, NJ
Attention:	Glenn A. Votek, President
and Treasurer
Tel: (973) 740-5724
Fax: (973) 740-5750
Email: Glenn.votek@cit.com

Acknowledged and Agreed to by:

CIT GROUP INC.,
as Series A Issuer and as a Guarantor

By:

Name:
Title:

Notice Address:
CIT Group Inc.
1 CIT Drive
Livingston, NJ 07039
Attention: Glenn Votek, Executive Vice President & Treasurer
Fax: (973) 740-5750
E-mail: glenn.votek@cit.com

in each case, with a copy to:

CIT Group Inc.
1 CIT Drive
Livingston, NJ 07039
Attention: General Counsel
Fax: (973) 740-5264
E-mail: robert.ingato@cit.com

in each case, with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036
Attention: Sarah Ward
Fax: 917-777-2126
E-mail: sarah.ward@skadden.com

CIT GROUP FUNDING COMPANY OF DELAWARE LLC,
as Series B Issuer

By:

Name:
Title:

Subsidiary Guarantors:

BAFFIN SHIPPING CO., INC.
C.I.T. LEASING CORPORATION
CAPITA COLOMBIA HOLDINGS CORP.
CAPITA CORPORATION
CAPITA INTERNATIONAL L.L.C.
CAPITA PREMIUM CORPORATION
CIT CAPITAL USA INC.
CIT CHINA 12, INC.
CIT CHINA 13, INC.
CIT CHINA 2, INC.
CIT CHINA 3, INC.
CIT COMMUNICATIONS FINANCE CORPORATION
CIT CREDIT FINANCE CORP.
CIT CREDIT GROUP USA INC.
CIT FINANCIAL LTD. OF PUERTO RICO
CIT FINANCIAL USA, INC.
CIT GROUP (NJ) LLC
CIT GROUP SF HOLDING CO., INC.
CIT HEALTHCARE LLC
CIT LENDING SERVICES CORPORATION
CIT LENDING SERVICES CORPORATION (ILLINOIS)
CIT LOAN CORPORATION (F/K/A THE CIT GROUP/CONSUMER
     FINANCE, INC.)
CIT REALTY LLC
CIT TECHNOLOGIES CORPORATION
CIT TECHNOLOGY FINANCING SERVICES, INC.
EDUCATION LOAN SERVICING CORPORATION
GFSC AIRCRAFT ACQUISITION FINANCING CORPORATION
HUDSON SHIPPING CO., INC.
NAMEKEEPERS LLC
OWNER-OPERATOR FINANCE COMPANY
STUDENT LOAN XPRESS, INC.
THE CIT GROUP/BC SECURITIES INVESTMENT, INC.
THE CIT GROUP/BUSINESS CREDIT, INC.
THE CIT GROUP/CAPITAL FINANCE, INC.
THE CIT GROUP/CAPITAL TRANSPORTATION, INC.
THE CIT GROUP/CMS SECURITIES INVESTMENT, INC.
THE CIT GROUP/COMMERCIAL SERVICES, INC.
THE CIT GROUP/COMMERCIAL SERVICES, INC. (VA.)
THE CIT GROUP/CORPORATE AVIATION, INC.
THE CIT GROUP/EQUIPMENT FINANCING, INC.
THE CIT GROUP/EQUITY INVESTMENTS, INC.
THE CIT GROUP/FACTORING ONE, INC.
THE CIT GROUP/FM SECURITIES INVESTMENT, INC.

THE CIT GROUP/LSC SECURITIES INVESTMENT, INC.
THE CIT GROUP/SECURITIES INVESTMENT, INC.
THE CIT GROUP/VENTURE CAPITAL, INC.
WESTERN STAR FINANCE, INC.

By:

Name:
Title:

CIT MIDDLE MARKET FUNDING COMPANY, LLC
CIT MIDDLE MARKET HOLDINGS, LLC
CMS FUNDING COMPANY LLC

By:

Name: Usama Ashraf
Title: Senior Vice President & Assistant Treasurer

THE CIT GROUP/CONSUMER FINANCE, INC. (NY)
THE CIT GROUP/CONSUMER FINANCE, INC. (TN)

By:

Name:
Title:

FRANCHISE PORTFOLIO 1, INC.
FRANCHISE PORTFOLIO 2, INC.

By:

Name:
Title:

CIT REAL ESTATE HOLDING CORPORATION

By:

Name:
Title:

EQUIPMENT ACCEPTANCE CORPORATION

By:

Name:
Title:

Other Grantors:

CIT FINANCIAL (BARBADOS) Srl

By:

Name:
Title:

CIT HOLDINGS CANADA ULC

By:

Name: Glenn A. Votek
Title: Treasurer

CIT HOLDINGS NO. 2 (IRELAND)

By:

Name:
Title:

CIT GROUP HOLDINGS (UK) LIMITED

By:

Name:
Title:

Exhibit A

FORM OF JOINDER AGREEMENT

     This JOINDER AGREEMENT, dated [mm/dd/yy] (this “Joinder Agreement”), is delivered pursuant to that certain Junior Intercreditor Agreement, dated as of December 10, 2009 (as it may be amended, supplemented or otherwise modified from time to time, the “Junior Intercreditor Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Series A Collateral Agent, DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Series B Collateral Agent, CIT GROUP FUNDING COMPANY OF DELAWARE LLC, as the CIT Leasing Secured Party, and acknowledged and agreed by CIT Group, Inc. and certain of its Affiliates, as Obligors.

     WHEREAS, one or more of the Obligors has incurred [DESCRIBE NEW OBLIGATIONS] (the “New Second Lien Obligations”), pursuant to [DESCRIBE NEW DEBT INSTRUMENT] among [DEBTORS] and [TRUSTEE/AGENT], as [CAPACITY] (in such capacity, the “New Authorized Representative”) for the benefit of the holders of the New Second Lien Obligations (collectively with the New Authorized Representative, the “New Second Lien Claimholders”).

     WHEREAS, Section 5.3(b) of the Junior Intercreditor Agreement provides that the New Second Lien Obligations and any guaranties delivered by CIT or any Subsidiary Guarantors in connection therewith (the “New Second Lien Guaranties”) may be secured by the Second Lien Collateral Documents to the same extent as the existing Second Lien Obligations; and the parties hereto agree that in furtherance thereof the New Authorized Representative, for itself and on behalf of the New Second Lien Claimholders, shall also be subject to the Junior Intercreditor Agreement in all respects to the same extent as the existing Second Lien Obligations thereunder.

     WHEREAS, in accordance with the foregoing, by execution and delivery hereof by the New Authorized Representative, for itself and as agent for the New Second Lien Claimholders, (x) the New Authorized Representative becomes a party to, and is bound by the terms of, the Junior Intercreditor Agreement in the same capacity and to the same extent as the existing Second Lien Agents thereunder, and (y) the New Second Lien Claimholders become bound by the terms of, the Junior Intercreditor Agreement in the same capacity and to the same extent as the existing Second Lien Claimholders thereunder.

     NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

     Section 1 Agreements. (a) Pursuant to Section 5.3(b) of the Junior Intercreditor Agreement, the New Authorized Representative on behalf of the New

Second Lien Claimholders, hereby certifies, acknowledges, agrees and confirms to the Second Lien Agents, the Second Lien Claimholders and the Obligors that, effective as of the date first written above, by its execution of this Joinder Agreement:

(1)	the New Authorized Representative has received a copy of the Junior Intercreditor Agreement and the Second Lien Documents, and has reviewed and understands all of the terms and provisions thereof;

(2)	the New Authorized Representative shall be a party to the Junior Intercreditor Agreement and shall be a “Second Lien Agent” as defined in and for all purposes of the Junior Intercreditor Agreement from and after the date hereof;

(3)	the New Second Lien Claimholders shall be “Second Lien Claimholders” as defined in and for all purposes of the Junior Intercreditor Agreement from and after the date hereof; and

(4)	the New Authorized Representative assumes and agrees to perform all applicable duties and obligations of a Second Lien Agent under the Junior Intercreditor Agreement and, together with each other New Second Lien Claimholder, from and after the date hereof it shall be fully bound by, and subject to, all of the covenants, terms, obligations (including, without limitation, all payment turnover obligations) and conditions of the Junior Intercreditor Agreement which are applicable to it in its capacity as a Second Lien Agent or a Second Lien Claimholder, as applicable, as though originally party thereto.

          (b) By their signature below, CIT and each other Obligor hereby represents and warrants to the Second Lien Agents and the Second Lien Claimholders that the New Second Lien Obligations and New Second Lien Guaranties are permitted by the Second Lien Documents and the Junior Intercreditor Agreement.

     Section 2 Ratification of Junior Intercreditor Agreement. Except as specifically amended by this Joinder Agreement, all of the terms and conditions of the Junior Intercreditor Agreement shall remain in full force and effect as in effect prior to the date hereof.

     Section 3 Conditions Precedent to Effectiveness. This Joinder Agreement shall not be effective until (a) each of the Series A Collateral Agent and the Series B Collateral Agent shall have received all documents and instruments in respect of the New Second Lien Obligations reasonably requested by them; and (b) this Joinder Agreement shall have been duly executed and delivered by the New Authorized Representative and acknowledged by CIT and each other Obligor.

     Section 4 Miscellaneous.

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          (a) This Joinder Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

          (b) This Joinder Agreement expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

          (c) Any determination that any provision of this Joinder Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Joinder Agreement.

          (d) The New Authorized Representative represents and warrants that the New Authorized Representative is not relying on any representations or warranties of any existing Second Lien Agent or any other Person or their counsel in entering into this Joinder Agreement.

          (e) This Joinder Agreement shall be deemed a Second Lien Document under the Junior Intercreditor Agreement.

          (f) THIS JOINDER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[NEW AUTHORIZED
REPRESENTATIVE]:

By:

Name:

Title:

Notice Address:

Attention:

Telephone:

Facsimile:

Email:

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ACKNOWLEDGED AND AGREED
as of the date first above written:

CIT GROUP INC.:

By:

Name:

Title:

[ADD OTHER OBLIGORS]

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